COMPASS 2 AND 3 VARIABLE ACCOUNTS:

CAPITAL APPRECIATION VARIABLE ACCOUNT    GLOBAL GOVERNMENTS VARIABLE ACCOUNT
GOVERNMENT SECURITIES VARIABLE ACCOUNT   HIGH YIELD VARIABLE ACCOUNT
MANAGED SECTORS VARIABLE ACCOUNT         MONEY MARKET VARIABLE ACCOUNT
TOTAL RETURN VARIABLE ACCOUNT

                      Supplement to the Current Prospectus



         The Board of Managers which oversees the Managed Sectors Variable Account ("MSVA"), a separate account of Sun Life Assurance Company of Canada (U.S.) (the "Company") voted at its meeting held on April 28, 2005 to terminate MSVA, effective July 18, 2005, or as soon thereafter as practicable (the "Termination Date").

         Effective immediately, the Company will suspend the allocation of Purchase Payments to MSVA unless the allocation is from an existing Contract Owner who has previously allocated Purchase Payments to MSVA made pursuant to a pre-established investment plan. Effective July 1, 2005, the Company will suspend the allocation of Purchase Payments to MSVA including allocations from an existing Contract Owner made pursuant to a pre-established investment plan. As the Variable Account may liquidate portfolio securities in anticipation of its termination, MSVA may not be managed to meet its investment objective during this period.

         Until the Termination Date, you may choose to withdraw that portion of your Accumulation Account attributable to MSVA or transfer that portion of your Accumulation Account attributable to MSVA to the Fixed Account, one or more of the other Variable Accounts or a combination of these options. There are currently six other Variable Accounts into which you may choose to transfer: Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account. If you transfer into one of the other Variable Accounts prior to the Termination Date or within 60 days after the Termination Date, the transfer will not be counted for purposes of the limitation on the number of transfers you may make per Contract Year under your Contract. Under current tax law a transfer will not result in any tax liability. If you choose to withdraw that portion of your Accumulation Account attributable to MSVA, you will not incur withdrawal charges. A withdrawal may, however, have adverse tax consequences (please consult your tax advisor for advice).

         If you take no action, that portion of your Accumulation Account attributable to MSVA will automatically be transferred on the Termination Date into the Money Market Variable Account ("MMVA") without incurring any sales charges or fees. MMVA seeks maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in 13 months or less. A copy of the prospectus of MMVA and the other Variable Accounts is available without charge upon request by calling 1-800-752-7215.




                   The Date of this Supplement is May 1, 2005.